Exhibit 10.1

FIRST AMENDMENT TO THE NISOURCE INC.
1994 LONG-TERM INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)

     WHEREAS, NiSource Inc. (the “Company”) maintains the NiSource Inc. Long-Term Incentive Plan, as amended and restated effective January 1, 2004 (the “Plan”); and

     WHEREAS, pursuant to Paragraph 20 of the Plan, the Company deems it desirable to amend the Plan, subject to shareholder approval, to extend the duration of the Plan.

     NOW, THEREFORE, Paragraph 23 of the Plan is hereby amended, effective January 1, 2005, as follows:

     “23. Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of Common Shares or the payment of cash, but no award shall be granted more than ten years after the date the First Amendment to the Plan, effective January 1, 2005, was approved by the shareholders at the Annual Meeting held in May 2005.”

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on its behalf, by its officer duly authorized, this 29th day of December, 2004.

NISOURCE INC.

By: /s/ Michael W. O’Donnell
      Michael W. O’Donnell